Exhibit 10.3

COLLATERAL PLEDGE AGREEMENT

THIS COLLATERAL PLEDGE AGREEMENT (this “Agreement”), dated and effective as of the Effective Date, is by Bionik Laboratories Corp., a Delaware corporation with an address at 80 Coolidge Hill Road, Watertown, MA 02472 (the “Parent”) and Bionik Inc., a Massachusetts corporation and the wholly-owned subsidiary of the Parent (the “Pledgor”), in favor of GD HOLDING (the “Lender”). The Lender and its successors and assigns are herein referred to from time to time as the “Secured Parties”.

W I T N E S S E T H:

WHEREAS, the Parent is the sole shareholder of the Pledgor, and the Pledgor is the sole member of Tower Aquatic LLC, a Delaware limited liability company (the “Company”), as set forth on Schedule I hereto and as reflected in the Limited Liability Company Operating Agreement of the Company dated August 23, 2022 (the “Operating Agreement”); and

WHEREAS, the Lender and the Parent, as the borrower thereunder (as such, “Borrower”) have entered into that certain Secured Promissory Note, dated as of the date hereof (as amended or modified from time to time, the “Note”); and

WHEREAS, the obligations of the Lender to make the Loan to the Borrower are subject to the conditions, among others, that the Company and the Pledgor shall execute and deliver this Agreement and grant the pledge and security interest hereinafter described; and

WHEREAS, the Parent intends to use the Note proceeds for the acquisition of certain assets and related costs and expenses through the Company, and accordingly it is in the best interests of the Pledgor and the Parent as the sole shareholder of the Pledgor that the Pledgor enter into this Agreement.

NOW, THEREFORE, in consideration of the willingness of the Lender or its assigns to be the Holder under the Note and of the Lender to agree, subject to the terms and conditions set forth therein, to make the Loan to the Borrower, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

1.            Defined Terms. Except as otherwise expressly defined herein, all capitalized terms shall have the meanings ascribed to them in the Note.

2.            Security Interest. The Pledgor hereby pledges to the Lender for itself and for the benefit of the Secured Parties the entire membership interest in the Company held by Pledgor, as set forth on Schedule I hereto (the “Pledged Collateral”) (and hereby delivers to the Lender all certificates representing the Pledged Collateral, if any, together with appropriate powers duly endorsed in blank), and, to the extent such collateral is not certificated, the appropriate assignment and control documents, and the Pledgor hereby grants to the Lender for itself and for the benefit of the Secured Parties a security interest in all of the Pledged Collateral as security for the due and punctual payment and performance of the Secured Obligations described in Section 3 hereof.

3.            Secured Obligations. The security interest hereby granted shall secure the due and punctual payment and performance of the liabilities and obligations of the Borrower set forth in the Note (herein called the “Secured Obligations”).

4.            Special Warranties and Covenants of the Pledgor. The Pledgor hereby warrants and covenants to the Secured Parties with respect to the Pledged Collateral for which it is the “Pledgor,” that:

(a)            The Pledgor has such title to the Pledged Collateral as it received by operation of the Operating Agreement, free and clear of all Liens, except as expressly set forth in or permitted under the Note.

(b)            To the knowledge of the Pledgor, the Pledged Collateral constitutes the amount and percentage of the issued and outstanding membership interests of the Company, as set forth on Schedule I.

(c)            The Pledgor will not sell, convey or otherwise dispose of any of the Pledged Collateral, nor will the Pledgor create, incur or permit to exist any Lien with respect to any of the Pledged Collateral or the proceeds thereof, other than Liens with respect to the Pledged Collateral created hereby or Liens which are otherwise specifically permitted, if at all, under the Note.

5.            Distributions. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise as the Pledgor shall deem fit, but in a manner not inconsistent with the terms hereof or of the Secured Obligations, all the voting power and other voting rights with respect to the Pledged Collateral. In addition, unless and until an Event of Default occurs, Pledgor shall be entitled to collect and receive for its own use all cash distributions paid in respect of the Pledged Collateral to the extent not in violation of the Note or the Operating Agreement as in effect from time to time.

6.            Rights and Remedies of the Secured Parties. Upon the occurrence and during the continuance of any Event of Default, the Secured Parties shall have the following rights and remedies:

(a)            All rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial Code as in effect in the State of Delaware (the “Uniform Commercial Code”);

(b)            All rights and remedies provided in this Agreement; and

(c)            All rights and remedies provided in the Note, or in any other agreement, document or instrument pertaining to the Secured Obligations.

7.            Right to Transfer into Name of the Lender, etc. Upon the occurrence and during the continuance of an Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Lender may cause all or any of the Pledged Collateral (including economic or other specific rights thereunder to the exclusion of full membership interests or voting rights) to be transferred into its name or into the name of its nominee or nominees (such transfer, a “Transfer”).

8.            Right of the Lender to Exercise Voting Power, etc. Upon the occurrence and during the continuance of an Event of Default and following a Transfer, if permitted by applicable law in each case, the Lender for the benefit of the Secured Parties shall be entitled to exercise the voting power with respect to the Pledged Collateral, to receive and retain, as collateral security for the Secured Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and/or to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral (which may be limited to economic or other specific rights thereunder to the exclusion of full membership interests or voting rights) upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine, all without liability except to account for property actually received, but the Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

9.            Right of the Lender to Dispose of Collateral, etc. Upon the occurrence and during the continuance of an Event of Default, if permitted by applicable law in each case, the Lender shall have the right at any time or times thereafter to sell, resell, assign and deliver all or any of the Pledged Collateral (which may be limited to economic or other specific rights thereunder to the exclusion of full membership interests or voting rights) in one or more parcels at any exchange or broker’s board or at public or private sale. The Lender will give the Pledgor at least ten (10) days’ prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition of any of the Pledged Collateral is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgor. All such sales shall be at commercially reasonable price or prices and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales, to the extent permitted by law, the Secured Parties may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as the Lender may deem best. Upon any such sale or sales the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgor shall execute, and hereby agrees to cause the Company to execute, all such applications or other instruments as may be required.

The Pledgor recognizes that the Lender may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”) or otherwise but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Collateral for its own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales without such restrictions, and that the Lender has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act. The Pledgor agrees that any such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they shall have been made under the foregoing circumstances.

In the event that Lender or the Secured Parties shall exercise its or their remedies under this Agreement then (a) such remedies shall be strictly limited to foreclosure on the Pledged Collateral under this Agreement and (b) in no event shall Pledgor be liable for, nor shall the Lender or the Secured Parties seek or claim, any deficiency remaining under the Note after such foreclosure, the Lender and the Secured Parties expressly acknowledging and agreeing that its and their sole recourse for repayment of the amounts owning under the Note in the event that it or they exercise its or their remedies under this Agreement shall be to the Pledged Collateral.

10.            Collection of Amounts Payable on Account of Pledged Collateral, etc. Upon the occurrence and during the continuance of any Event of Default, the Lender may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of, or in exchange for, any of the Pledged Collateral and shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

11.            Care of Pledged Collateral in the Lender’s Possession. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Lender shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgor.

12.            Proceeds of Collateral. By way of enlargement and not by way of limitation of the rights of the Lender under applicable law or the Note, the Lender shall receive and apply the proceeds of any sale or sales of the Pledged Collateral, together with any other additional collateral security at the time received and held hereunder, to the Secured Obligations (including, without limitation, the Loans) in accordance with the terms of the Note.

13.            Note. Notwithstanding any other provision of this Agreement, the rights of the parties hereunder are subject to the provisions of the Note, including the provisions thereof pertaining to the rights and responsibilities of the Lender. In the event that any provision of this Agreement is in conflict with the terms of the Note, the Note shall control. Unless the context shall otherwise clearly indicate, the terms “Secured Party” and “Secured Parties” as used herein shall be deemed to include the Lender acting on behalf of the Secured Parties pursuant to the Note.

14.            Waivers, Etc. The Parent and the Pledgor each hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the Secured Parties’ rights hereunder or in connection with any Secured Obligations or any Pledged Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to the Company or to any third party, or substitution, release or surrender of any collateral security for any Secured Obligation, the addition or release of Persons primarily or secondarily liable on any Secured Obligation or on any collateral security for any Secured Obligation, the acceptance of partial payments on any Secured Obligation or on any collateral security for any Secured Obligation and/or the settlement or compromise thereof. No delay or omission on the part of the Secured Parties in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. The Parent and the Pledgor each further waives any right it may have under the laws of the State of Delaware, under the laws of any state in which any of the Pledged Collateral may be located or which may govern the Pledged Collateral, or under the laws of the United States of America, to notice (other than any requirement of notice provided herein or in any other Loan Documents) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Lender or the Secured Parties and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Parent’s and/or the Pledgor’s waiver under this Section have been made voluntarily, intelligently and knowingly and after the Parent and/or the Pledgor, as the case may be, has been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights.

15.            Termination; Assignment, Etc. When all the Secured Obligations have been paid in full and have been terminated, this Agreement and the security interest in the Pledged Collateral created hereby shall terminate. No waiver by the Lender or by any other holder of Secured Obligations of any default shall be effective unless in writing nor shall any such waiver operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by any Secured Party of all or any of the Secured Obligations held by it, any Secured Party may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of a Secured Party hereunder.

16.            Reinstatement. Notwithstanding the provisions of Section 16, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by any Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by any such Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, the Parent, the Pledgor or upon the appointment of any intervener or conservator of, or trustee or similar official for, the Company, the Parent or the Pledgor, or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

17.            Governmental Approvals, etc. Upon the exercise by the Lender of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, qualification or authorization of any governmental authority or instrumentality, the Parent and the Pledgor will execute and deliver, or to the extent that it is within the Parent’s or the Pledgor’s power so to do, will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Lender or any Secured Party may be required to obtain for such governmental consent, approval, qualification or authorization (provided, that neither the Parent nor the Pledgor shall be required to incur any expense in so doing).

18.            Restrictions on Transfer, etc. To the extent that any restrictions imposed by the charter or Operating Agreement of the Company or any other document or instrument would in any way affect or impair the pledge of the Pledged Collateral hereunder or the exercise by the Lender of any right granted hereunder, including, without limitation, the right of the Lender to dispose of the Pledged Collateral upon the occurrence and during the continuance of any Event of Default, the Company and the Pledgor each hereby waives such restrictions to the extent permitted by applicable securities laws, and represents and warrants that it has caused the Company to take all necessary action to waive such restrictions, and the Parent and the Pledgor each hereby agrees that it will take any further action which the Lender may reasonably request in order that the Lender may obtain and enjoy the full rights and benefits granted to the Lender by this Agreement free of any such restrictions (provided, that neither the Parent nor the Pledgor shall be required to incur any expense in so doing).

19.            Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Lender, the Parent, the Secured Parties and the Pledgor and their respective successors and assigns, and the term “Secured Parties” shall be deemed to include any other holder or holders of any of the Secured Obligations. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

20.            Governing Law; Choice of Forum; Service of Process. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF DELAWARE; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

EACH PARTY HEREBY IRREVOCABLY CONSENTS AND AGREES THAT ANY ACTION OR PROCEEDING BROUGHT UNDER THIS AGREEMENT SHALL BE BROUGHT ONLY IN A DELAWARE STATE OR FEDERAL STATE COURT SITTING IN NEW CASTLE COUNTY, DELAWARE; AND EACH PARTY SUBMITS TO THE PERSONAL JURISDICTION OF EACH SUCH COURT FOR ANY ACTION OR PROCEEDING AND WAIVES ANY DEFENSE THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARENT, THE PLEDGOR AND THE LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.

THE PARENT AND THE PLEDGOR EACH HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE PARENT OR PLEDGOR, AS THE CASE MAY BE, AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE HERETO AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

21.            WAIVER OF JURY TRIAL. THE PARENT, THE PLEDGOR AND THE LENDER EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARENT, THE PLEDGOR AND THE LENDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE NOTE AND THE OTHER FINANCING AGREEMENTS.

22.            Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and until such provision or provisions are modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had not been set forth herein.

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[Signature Page to Collateral Pledge Agreement]

IN WITNESS WHEREOF, the parties have executed this Collateral Pledge Agreement as a sealed instrument as of the date first above written.

PLEDGOR:

Bionik Inc.

By:	/s/ Rich Russo Jr.
Name: Rich Russo Jr.
Title: CFO & Interim CEO

Notice Address:
80 Coolidge Hill Road
Watertown, MA 02472
Attention: Rich Russo, Jr., CFO & Interim CEO
Email: rrusso@bioniklabs.com

LENDER:

GD Holding

By:	/s/ Remi Gaston-Dreyfus
Name: Remi Gaston-Dreyfus
Title: CEO

Notice Address:
46 rue Pierre Charron
F-75008 Paris France
Attention: Remi Gaston-Dreyfus
Email: rgd@gdginvest.fr

PARENT:

Bionik Laboratories Corp.

By:	/s/ Rich Russo Jr.
Name: Rich Russo Jr.
Title: CFO & Interim CEO

Notice Address:
80 Coolidge Hill Road
Watertown, MA 02472
Attention: Rich Russo, Jr., CFO & Interim CEO
Email: rrusso@bioniklabs.com

SCHEDULE I

(to Collateral Pledge Agreement)

PLEDGED UNITS

Pledgor	Issuer	Description	Percentage of Issued and Outstanding Units of Company

Bionik Inc.	Tower Aquatic LLC, a Delaware limited liability company	Membership Interest/Units	100%

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